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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2004


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



          0-17000                                    38-2799780
 (Commission File Number)                   (IRS Employer Identification No.)



        101 North Pine River Street, Ithaca, Michigan           48847
           (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (989) 875-4144




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                           Information to be Included
                                 In the Report



Item 5.  Other Events and Regulation FD Disclosure.

The Board of Directors of Commercial National Financial Corporation, at a meeting of the Board of Directors held on May 19, 2004, elected Robert S. Elmore to the Board of Directors for a term that will expire at the next annual meeting of the Corporation's shareholders.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 24, 2004        COMMERCIAL NATIONAL FINANCIAL CORPORATION



                            By:     /s/ Patrick G. Duffy
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                            Title:  Executive Vice President and Chief Financial
                                    Officer
                                    (Principal Financial and Accounting Officer)